SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        ________________________________


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        _________________________________

              Date of Report
              (Date of earliest
              event reported):              October 16, 2003


                                LADISH CO., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Wisconsin                       0-23539                       31-1145953
---------------                ----------------              -------------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
 Incorporation)


                             5481 S. Packard Avenue
                             Cudahy, Wisconsin 53110
         --------------------------------------------------------------
           (Address of principal executive offices including zip code)



                                 (414) 747-2611
                         -------------------------------
                         (Registrant's telephone number)




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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS.

              (a)   None.

              (b)   None.

              (c)   Exhibits.

                    99(a)     October 16, 2003 Press Release

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On October 16, 2003, the Registrant filed a press release which announced the Registrant's financial results for the first nine months of 2003.

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LADISH CO., INC.




                                        By:   /s/  Wayne E. Larsen
                                           -------------------------------------
                                              Wayne E. Larsen
                                              Vice President Law/Finance &
                                              Secretary





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